SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                November 20, 1998

                              BERGER HOLDINGS, LTD.
             (Exact name of registrant as specified in its charter)


          Pennsylvania                 000 - 12362           23-2160077
(State or other jurisdiction      (Commission         (IRS Employer
        of incorporation)             File Number)       Identification No.)

                 805 Pennsylvania Boulevard, Feasterville 19053
                    (Address of Principal Executive Offices)

                                 (215) 355-1200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On November 25, 1998, the Registrant filed a Current Report on Form 8-K reporting the replacement of its prior independent accountant Goldenberg Rosenthal Friedlander LLP and the engagement of KPMG Peat Marwick LLP as its independent accountant. This Amendment to such Current Report is being filed to include as Exhibit 16 the letter from Goldenberg Rosenthal Friedlander LLP to the Securities and Exchange Commission dated December 1, 1998 pursuant to Item 304(a)(3) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

     16. Letter from Goldenberg Rosenthal Friedlander LLP to the Securities and Exchange Commission dated Decembr 1, 1998 pursuant to Item 304(a)(3) of Regulation S-K.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BERGER HOLDINGS, LTD.



Date:  December 4, 1998    By:  /s/ Francis E. Wellock, Jr.
                                ------------------------------------------------
                                    Francis E. Wellock, Jr.
                                    Chief Financial Officer

                                List of Exhibits

     16. Letter from Goldenberg Rosenthal Friedlander LLP to the Securities and Exchange Commission dated December 1, 1998 pursuant to Item 304(a)(3) of Regulation S-K.